Hosted Services Agreement

EXHIBIT 10.21

AMENDMENT NO. 23 TO

NAVITAIRE HOSTED SERVICES AGREEMENT

This Amendment No. 23 to the NAVITAIRE Hosted Services Agreement (this “Amendment”), effective as of February 5, 2012, is entered into by and between Navitaire LLC, a Delaware limited liability company (“NAVITAIRE”), and VRG Linhas Aereas S.A., as successor of GOL – Transportes Aereos S/A, a Brazilian corporation (“Customer”). Initially capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

A.

NAVITAIRE and Customer are parties to that certain NAVITAIRE Hosted Services Agreement dated as of May 1, 2004 and amended by: (i) Amendment No. 1 dated as of January 1, 2005, (ii) Amendment No. 2 dated as of June 13, 2005, (iii) Amendment No. 3 dated as of October 1, 2005, (iv) Amendment No. 4 dated as of November 14, 2005, (v) Amendment No. 6 dated as of April 5, 2006, (vi) Amendment No. 7 dated as of June 1, 2006, (vii) Amendment No. 8 dated as of June 11, 2007 (viii) Amendment No. 9 dated as of August 20, 2007; (ix) Amendment No. 10 dated as of August 27, 2007; (x) Amendment No. 11 dated as of April 24, 2008; (xi) Amendment No. 12 dated as of April 24, 2008; (xii) Amendment No. 13 dated as of July 31, 2008; (xiii) Amendment No. 14 dated as of October 31, 2008; (xiv) Amendment No. 15 dated as of October 1, 2008; (xv) Amendment No. 16 dated as of October 1, 2009; (xvi) Amendment No. 17 dated as of February 1, 2010; (xvii) Amendment No. 18 dated as of March 15, 2010; (xviii) Amendment No. 19 dated as of June 25, 2010; (xix) Amendment No. 20 dated as of November 1, 2010; (xx) Amendment No. 21 dated as of March 1, 2011; and (xxi) Amendment No. 22 dated as of February 1, 2012 (the “Agreement”), pursuant to which NAVITAIRE performs Hosted Services for Customer.

B.	Section 18.1 of the Agreement permits the parties to amend the terms and conditions of the Agreement provided such amendment is made in writing signed by the parties.
C.	NAVITAIRE and Customer desire to amend the terms of the Agreement as provided below.

Accordingly, and in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1	Definitions. The following definitions shall be added, in alphabetical order, to Section 1 of Agreement, Definitions.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] means the value calculated using a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] sum of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], from the NAVITAIRE Transaction by Channel Report, grossed up by the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], then divided by the actual number of days in that [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] period, divided by the number of hours [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ). For example, if the Transaction by Channel Reports for January-June for our sample year summed to a total of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] transactions, the calculation would be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is equal to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is equal to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]  is equal to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Personally Identifiable Information (“PII”) means data and/or information which is provided by or on behalf of Customer and which consists of information or data naming or identifying a natural person such as: (a) personally identifying information that is explicitly defined as a regulated category of data under any data privacy or data protection laws applicable to Customer; (b) non-public information, such as a national identification number, passport number, social security number, or driver’s license number; (c) health or medical information, such as insurance information, medical prognosis, diagnosis information or genetic information; (d) financial information, such as a policy number, credit card number and/or bank account number; and/or (e) sensitive personal data, such as mother’s maiden name, race, marital status, gender, sexuality, or account login information / authentication details. The term

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement

“Personally Identifiable Information” shall not include information or data that is anonymized, aggregated, de-identified and/or compiled on a generic basis and which does not name or identify a specific individual or person.

•

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] means the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the calculated [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] by Channel for all channels. Channels are Web, API, and Other (where Other is inclusive of all remaining booking channels, such as direct, GDS, codeshare, interline).

2		Amendment to Section 4.3 – Notice of Increased Usage. Section 4.3 – Notice of Increased Usage and Hosted Services Processing Capacity is replaced in its entirety as follows:
4.3

Notice of Increased Usage and Hosted Services Processing Capacity. NAVITAIRE’s Hosted Services processing capacity will be reviewed and calculated on a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Calculations shall be conducted in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], based upon data for the prior [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. NAVITAIRE and Customer agree to review the capacity calculations every [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], during which either party can raise concerns and both parties agree to discuss with the intention to resolve these concerns in good faith.

The Hosted Services processing capacity is calculated by multiplying the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] from the preceding [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] by the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The result constitutes the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. For the purposes of illustration, if the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and that value is [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] by [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], the resulting [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] constitute the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

For the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] calculation for the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], the parties have agreed to include a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] growth factor of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Therefore, the calculation for capacity to be used for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be as follows: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

The [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] by Channel is calculated by multiplying the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] by the percentage for the specific booking channel (as shown on the NAVITAIRE Transaction by Channel report) by the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ratio (the ratio values as outlined in Exhibit H, Sections 1.1.1 (c),(d), and (f)) by the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is the sum of the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] by Channel for all channels. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is defined in Exhibit A, Section 1. For the purposes of illustration, using Web Services/Booking API as the channel, if the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], that number is multiplied by the percentage of bookings for Web Services/Booking API (as of the Effective Date of this Amendment – most recent value of which is [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ), multiplied by the[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ratio of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], and multiplied by the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], for a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] by Web Services/Booking API [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] result of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. For the purposes of these capacity calculations, NAVITAIRE has utilized an average of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], based upon Customer’s historical data.

NAVITAIRE will not be obligated to fulfill service level parameters, as outlined in Exhibit A, Section 8 and Exhibit F, Section 9, when Customer’s volume exceeds the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]r.

Customer agrees to provide NAVITAIRE, on a confidential basis and according to a NAVITAIRE pre-defined process, at least [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] days advance written notice of any marketing initiatives, acquisitions, alliances, schedule changes, or promotions that may materially increase Customer’s usage of the Hosted Services or otherwise adversely impact the Hosted Services System performance. Examples of this are: free ticket/$0 fare promotions, new hub announcements, significant additional aircraft purchases, etc. For the purposes of this Section, increases that may adversely impact the Hosted Services are defined as increases that generate a response greater than the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as defined in this paragraph. NAVITAIRE will work with Customer to attempt to reasonably provide additional capacity. If Customer requires additional capacity above the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], NAVITAIRE will provide a quote to Customer based on the requirements and scope desired, and the timeline on which such additional capacity can be made available to Customer.

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement

3

Addition of Section 4.15 – Notice of SkySales Skin Size. NAVITAIRE will publish guidelines for SkySales web skins (e.g., parameters for skin size) for each release. Customer shall review these guidelines and request a performance test via an INC for Customer’s desired use of any web skins which are not in compliance with the NAVITAIRE published guidelines. In the case where Customer has requested a performance test for non-compliant SkySales web skins and the system is unable to achieve the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], the following will occur:

(i)

NAVITAIRE and Customer shall negotiate in good faith a decreased [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The agreed decreased value for the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] shall apply until Customer’s web skins achieve a performance test with a successful [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]shall never be agreed as lower than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]or greater than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(ii) Customer shall engage in optimization activities to achieve a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR  CONFIDENTIAL TREATMENT] of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

If Customer implements web skins not within the published guidelines without conducting a successful performance test in advance or if Customer’s web skins cause an outage or protracted response times, NAVITAIRE will not be obligated to fulfill service level parameters, as outlined in Exhibit A, Section 8 and Exhibit F, Section 9. Any non-functioning web skins deployed in production are considered a third party outage.

As of the Effective Date of this Amendment, the parties have agreed that with the implementation of New Skies version [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and corresponding performance test, the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] has a value of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. This  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] value of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] shall apply unless and until the parties agree in writing that Customer’s web skins have achieved a performance test with a higher [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4

Addition of Section 4.16 – Data Transmission. Customer is directing NAVITAIRE to transmit data to Customer approved third parties, which may include Confidential Information of Customer and/or Personally Identifiable Information of the passengers of Customer, in order to facilitate the provision of Hosted Services.

5	Amendment to modify Privacy of Information. Section 9.5, Privacy of Information, of the Agreement is hereby deleted and replaced in its entirety as follows:

9.5

Privacy of Information. NAVITAIRE agrees to comply with all applicable member state laws (implementing EU Directive 95/46/EC) and all applicable United States laws regarding the privacy and confidentiality of information it receives under this Agreement. If the Customer requests that NAVITAIRE comply with other data protection acts, Customer must supply a copy of such act for NAVITAIRE review prior to signature of this Agreement, and, if accepted by NAVITAIRE, the parties shall enter into a data protection addendum to this Agreement in relation to it.

Customer understands that its hardware compression of API traffic is a non-standard solution outside of general NAVITAIRE parameters. Customer acknowledges and agrees that it assumes the risk of any loss of data as a result of its use of this technology. NAVITAIRE and Customer agree to work together to migrate Customer to an agreed common architecture solution no later than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6	Amendment to clarify Third Party Connectivity Requirements of the Agreement.

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement

	a)	Use by Customer. Section 4.7, Use by Customer, of the Agreement is hereby deleted and replaced in its entirety as follows:

4.7

Use by Customer. Hosted Services and Confidential Information of NAVITAIRE are for the sole and exclusive use of Customer. Customer may, however, permit agents hired by Customer or Customer’s subcontractors to access the Hosted Services solely for the purpose of procuring Hosted Services for and on behalf of Customer; provided that: (a) Customer promptly provides NAVITAIRE with the names of each such agent; and (b) each such agent agrees to be bound by this Agreement including, but not limited to, the confidentiality provisions of Section 9.1. Customer may not transfer any Confidential Information of NAVITAIRE, in any form whatsoever, to any other third party or allow any third party to access or use the Hosted Services or Confidential Information of NAVITAIRE without the prior written consent of NAVITAIRE. NAVITAIRE’s written consent for third party access to the Hosted Services or Confidential Information shall be provided through execution of an API NDA between NAVITAIRE and the third party as described in Section 7.
Any transfer of or access to the Hosted Services or Confidential Information of NAVITAIRE in violation of this Section shall constitute a material breach of this Agreement. For purposes of reference, Section 7 contains further terms and conditions regarding Customer’s use of the Hosted Services System.

	b)	Customer Covenants. The following are added to Section 7.4, Customer Covenants, of the Agreement as follows:
(d)

an approved API NDA will be fully executed between NAVITAIRE and any third party seeking access to the Hosted Services or Hosted Services System, by either a direct internet connection or via the private circuit in the Minneapolis data center;

(e)

updated API NDAs will be executed between NAVITAIRE and any third party accessing the Hosted Services or Hosted Services System in conjunction with each major release upgrade project, annually, or upon material change in the relationship or services provided by the third party. End users who access the Hosted Services or Hosted Services System through said third party are not required to execute an API NDA; and

(f) Customer has executed agreements with each of the third parties for which Customer directs NAVITAIRE to transmit Customer data in order to facilitate the provision of Hosted Services.

7	Replacement of Look to Book by [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

a)Definitions. The definitions of Look to Book Ratios in Section 1 of Exhibit A is deleted in their entirety and replaced with the following definitions:

•

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Ratio means the numeric result of the number of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] divided by the number of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and/or Ancillary Components where the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. If this result exceeds the ratio defined in Exhibit H for the corresponding booking channel, each [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in excess of the number of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] multiplied by the ratio threshold will be charged the excess usage fees outlined in Exhibit H. For example, for one month if there are 10,000 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], and 250 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]  this would result in a ratio of 40:1 (10,000/250). For illustration purposes, if the agreed ratio was 30:1 and the excess availability fee was USD [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], the included [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] would be 250 multiplied by 30 or 7,500. This [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]  Ratio would result in 2,500 (10,000 less 7,500) requests being charged the monthly excess usage fees (e.g., 2,500 times USD$ [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] = USD $ [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ).

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement

• [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Ratio for CRS/GDS/ARS Type A/EDIFACT Bookings means the numeric result of the number of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] divided by the number of CRS/GDS/ARS Type A/EDIFACT PNRs [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. If this result exceeds the ratio defined in Section 1.1.1 (d) of Exhibit H, each [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in excess of the number of CRS/GDS/ARS Type A/EDIFACT PNRs [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] multiplied by the ratio threshold will be charged the excess usage fees outlined in Exhibit H, Section 1.1.

The following definition is added as a result of the new definition for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Ratio. This definition is added, in alphabetical order, to Section 1 of Exhibit A.

• Ancillary Component means a product or service other than Customer-originating flights sold by Customer using the Hosted Reservation Services. Examples include: an insurance policy purchase, a car hire/rental, a hotel reservation/purchase, an add-on activity such as a 1-hour helicopter tour, souvenir t-shirt, etc. For clarification purposes, Ancillary Components (i) are usually non-flight products or services but can also include flights not provided by Customer, but sold through the Travel Commerce functionality; and (ii) exclude any Segment under this Agreement

b)Look to Book Ratios defined in Section 1.1.1 of Exhibit H are replaced in their entirety, as follows:

(c) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Ratio – Internet Booking Engine (SkySales). A [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Ratio of  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will apply to all SkySales bookings as described in Section 1 of Exhibit A. If the established [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Ratio is exceeded, each additional [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]  will be charged the excess usage fee of USD [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] . If the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Ratio for Internet Booking Engine (SkySales) is exceeded in any [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] consecutive months, Customer may request a meeting with NAVITAIRE to review options and work together in good faith.

(d) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Ratio – Booking API/Web Services. A [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]  Ratio of  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will apply to all Booking API/Web Services bookings as described in Section 1 of Exhibit A. If the established  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Ratio is exceeded, each additional [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] request will be charged the excess API usage fee of USD [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. If the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Ratio for Booking API/Web Services is exceeded in any [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] consecutive months, Customer may request a meeting with NAVITAIRE to review options and work together in good faith.

(e) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Ratio – CRS/GDS/ARS Type A/EDIFACT Bookings. For the purposes of capacity planning, as described in Section 4.3 of the Agreement, the CRS/GDS/ARS Type A/EDIFACT Bookings are included in the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Ratio - All Other Bookings. For the purposes of calculating excess usage fees, a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ratio of  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will apply to all CRS/GDS/ARS Type A/EDIFACT bookings. If a  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Ratio of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is exceeded, the excess usage fees will be USD  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  If the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]  Ratio for CRS/GDS/ARS Type A/EDIFACT bookings is exceeded in any [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] consecutive months, Customer may request a meeting with NAVITAIRE to review options and work together in good faith.

(f) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Ratio – All Other Bookings. A [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Ratio of  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]  will apply to all other bookings as described in Section 1 of Exhibit A. If the established [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]  Ratio is exceeded, the excess usage fees will be USD [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  If the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Ratio for all other bookings is exceeded in any [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] consecutive months, Customer may request a meeting with NAVITAIRE to review options and work together in good faith.

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement

c)Look to Look Monthly Recurring Service Fees replaced with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Monthly Recurring Service fees. Section 1.1.25 of Exhibit H, Monthly Recurring Service Fees – Look to Book Monthly Fees, is hereby deleted and replaced in its entirety, as follows:

1.1.25 Monthly Recurring Service Fees – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Monthly Fees.

Description	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Monthly Fees
Price per Service
Monthly Infrastructure and Support Fee – Internet Booking Engine (SkySales)	$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per month*
(includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Ratio of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], as outlined in Section 1.1.1(c) of this Exhibit H)
Monthly Infrastructure and Support Fee – Booking API/Web Services	$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], per month*
(includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Ratio of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], as outlined in Section 1.1.1(d) of this Exhibit H)
Monthly Infrastructure and Support Fee – CRS/GDS/ARS Type A/EDIFACT Bookings	Included in CRS/GDS/ARS Infrastructure and Support Fees*
(includes[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Ratio of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], as outlined in Section 1.1.1(e) of this Exhibit H)
Monthly Infrastructure and Support Fee – All Other bookings

Included in Monthly Infrastructure and Support Fee – Internet
Booking Engine (SkySales)*
 (includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Ratio of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], as outlined in Section 1.1.1(f) of this Exhibit H)

* If the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Ratio for any service is exceeded, the excess usage fees are USD [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], as described in Section 1.1 of Exhibit H.
8

No Other Changes. Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect. This Amendment shall not constitute or operate as a waiver of, or estoppel with respect to, any provisions of the Agreement by any party hereto.

9	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.
10	Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon NAVITAIRE and the Customer and their respective successors, heirs and assigns.
11

Conflict of Provisions. In the event that there exists a conflict between any term, condition, or provision contained within this Amendment, and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Amendment shall control.

<Signature Page Follows>

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year written below.

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement

Navitaire LLC
Signature:
Printed Name:
Title:
Date:
VRG Linhas Aereas S.A
Signature:
Printed Name:
Title:
Date:

Witness Name:
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Witness Name:
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NAVITAIRE Proprietary and Confidential